--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/x/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         GE FUNDS (FILE NO. 811-07142)
    ------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    ------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total Fee paid:

--------------------------------------------------------------------------------

/ / Fee previously paid with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amounts Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

        July 29, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   GE FUNDS
                              3003 SUMMER STREET
                              STAMFORD, CT 06905
                                 800-493-3042

                                                                   July 29, 1997

Dear Shareholders of GE Tax-Exempt Fund:

     The Board of Trustees of GE Funds, on behalf of GE Tax-Exempt Fund (the 'Fund'), has called a Special Meeting of Shareholders to be held on September 15, 1997 to consider a number of proposals, including the approval of new advisory and sub-advisory agreements for the Fund. The enclosed proxy statement describes in detail the proposals and the background regarding these proposals.

     GE Investment Management Incorporated ('GEIM'), an investment management subsidiary of General Electric Company, currently serves as the investment adviser to the Fund. You are being asked to approve an amended investment advisory agreement into which the Fund would enter with GEIM and to approve an investment sub-advisory agreement pursuant to which Brown Brothers Harriman & Co. ('Brown Brothers') will become the investment sub-adviser to the Fund. Approval of the Amended and Restated Investment Advisory and Administration Agreement will permit GEIM to delegate certain of its duties including its investment advisory responsibilities under the Advisory Agreement to an investment sub-adviser. Approval of the Sub-Advisory Agreement will allow the Fund to utilize Brown Brothers' extensive experience in investing in tax-exempt securities. In connection with the approval of Brown Brothers, you will also be asked to approve certain amendments to the Fund's fundamental investment policies and restrictions.

     THE NEW AGREEMENTS DO NOT CALL FOR ANY INCREASE IN EITHER THE FEES THE FUND IS OBLIGATED TO PAY OR THE EXPENSES IT IS OBLIGATED TO BEAR. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF GE FUNDS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' ALL THE PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING.

     Your vote is important regardless of the number of shares you own. If you do not vote promptly, a representative of Shareholder Communications Corporation, our proxy solicitor, may call to urge you to vote. In order to spare the expense of follow-up solicitations, please complete, sign and date the enclosed proxy card and return the card as soon as possible in the postage-paid envelope.

                                          Very truly yours,

                                          /s/ Michael J. Cosgrove
                                          -------------------------
                                          Michael J. Cosgrove
                                          Chairman of GE Funds

                               GE TAX-EXEMPT FUND

                              A SEPARATE SERIES OF
                                    GE FUNDS
                               3003 SUMMER STREET
                          STAMFORD, CONNECTICUT 06905
                                 800-493-3042

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 1997
                            ------------------------

To the Shareholders of GE Tax-Exempt Fund:

     Notice is hereby given that a Special Meeting of Shareholders of GE Tax-Exempt Fund (the 'Fund') will be held at the Tara Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905 on September 15, 1997, at 4:00 p.m. Eastern Time, or any adjournment thereof.

     The Special Meeting is being held for the purposes of:

     (1) approval of an Amended and Restated Investment Advisory and Administration Agreement with GE Investment Management Incorporated ('GEIM');

     (2) approval of a Sub-Advisory Agreement between GEIM and Brown Brothers Harriman & Co.;

     (3) approval of amendments to certain of the Fund's fundamental investment policies and restrictions; and

     (4) transacting such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record of the Fund as of the close of business on July 11, 1997 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

                                          By Order of the Trustees,



                                          Matthew J. Simpson
                                          Secretary

July 29, 1997

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card to the name shown in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                               VALID SIGNATURE
------------------------------------------------------------------------   ----------------------------
Corporate Accounts
(1) ABC Corp............................................................   ABC Corp.
(2) ABC Corp............................................................   John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer...................................   John Doe
(4) ABC Corp. Profit Sharing Plan.......................................   John Doe, Trustee

Trust Accounts
(1) ABC Trust...........................................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78.................................   Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA..................   John B. Smith
(2) Estate of John B. Smith.............................................   John B. Smith, Jr., Executor

                                    GE FUNDS
                                with respect to
                               GE TAX-EXEMPT FUND

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                  INTRODUCTION

     This document is a proxy statement for GE Tax-Exempt Fund (the 'Fund'), a series of GE Funds (the 'Trust'), an open-end management investment company. The Fund is a diversified portfolio offering four classes of shares. This proxy statement is being furnished to the shareholders of the Fund in connection with the solicitation of proxies by the Fund's Board of Trustees (the 'Board') for use at the special meeting of shareholders of the Fund that is to be held on September 15, 1997 at 4:00 p.m. Eastern Time, or any adjournment or adjournments thereof (the 'Meeting'). The Meeting will be held at the Tara Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905. This proxy statement and accompanying proxy card will be first mailed on or about July 31, 1997. It is essential that shareholders complete, date and sign the proxy card provided to them.

     In order that a shareholder's shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxy to be received on or before 5:00 p.m. on September 12, 1997. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at 3003 Summer Street, Stamford, Connecticut 06905, prior to the date of the Meeting.

     The Board has fixed the close of business on July 11, 1997, as the record date (the 'Record Date') for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting.

     NONE OF THE NEW AGREEMENTS OR AMENDMENTS THAT SHAREHOLDERS ARE BEING ASKED TO APPROVE WILL RESULT IN AN INCREASE IN THE FEES PAID BY THE FUND OR THE EXPENSES THE FUND BEARS.

     Except as set forth below, as of the Record Date, to the knowledge of the Fund and its Board, no single shareholder or 'group' (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act')), beneficially owned more than 5% of the outstanding shares of the Fund.

                                                             NUMBER (AND PERCENTAGE) OF

          NAME AND ADDRESS              CLASS OF SHARES      SHARES BENEFICIALLY OWNED
          ----------------              ---------------      --------------------------
General Electric Company
2 Corporate Dr.
P.O. Box 861                                                          4,769.2220
Shelton, CT 06484-0861                          A                        (10.24%)

Buford Parrish
Marjorite Parrish
Karen W. Schafer JT TEN
77-407 Pele Nike                                                      8,494.8320
Kaulua Kona, HI 98740-8921                      A                        (18.24%)

George N. Rohrbacher
Therese J. Rohrbacher JT TEN
4473 Lindenhurst LN                                                   4,359.1980
Las Vegas, NV 89120-4208                        A                         (9.36%)

Kate Frazier Doty TTEE
Paul & Kate Doty Family Trust
U/A/D 10/03/90
3317 Windsor Rd.                                                      8,814.6480
Austin, TX 78703-2263                           A                        (16.93%)

Leroy Bednar
Lola Bednar JT TEN
5304 N. Lamar                                                         4,139.0730
Austin, TX 78751-1823                           A                         (8.89%)

Arlyne R. Dryer TTEE
Gene F. & Arlyne R. Dryer Trust
U/A/D 2-10-67
12507 Pomerado Ct.                                                    5,284.4170
San Diego, CA 92128-2315                        A                        (11.35%)

Robert H. Nagel
Mary E. Nagel JT TEN
1953 Locarno Dr.                                                      4,534.7620
Knoxville, TN 37914-2814                        A                         (9.74%)

Estelle M. Simon
417 N. Westphalia                                                     6,351.9720
Pewamo, MI 48873-9627                           B                         (6.00%)

                                                             NUMBER (AND PERCENTAGE) OF
          NAME AND ADDRESS              CLASS OF SHARES      SHARES BENEFICIALLY OWNED

          ----------------              ---------------      --------------------------
Kenneth C. Cummings
242 W. Liberty St.                                                    7,969.8790
Reno, NV 89501-2010                             B                         (7.53%)

Margaret E. Cooper
2706 Biarritz Drive                                                   8,598.4520
Palm Bch Garden, FL 33410-1418                  B                         (8.13%)

Roger W. Leroy
Dorothea H. Leroy JT TEN
2820 Bald Ridge Dr.                                                   5,806.7410
Cumming, GA 30131-8470                          B                         (5.49%)

Roswell C. Taite
Fernie L. Taite JT TEN
9108 Hilldale                                                         9,025.3940
Houston, TX 77055-7438                          B                         (8.53%)

General Electric Company
2 Corporate Drive
P.O. Box 861                                                        260,841.0800
Shelton, CT 06484-0861                          D                        (99.30%)

     As of the Record Date, the executive officers and members of the Board of Trustees of the Trust (the 'Trustees') beneficially owned less than 1% of each class of shares of the Fund.

     Each share is entitled to one vote and any fractional share is entitled to a fractional vote. The Fund currently issues four classes of shares, but, for purposes of the matters to be considered at the Meeting, all shares of the Fund will vote as a single class.

     All Proposals require for approval the affirmative vote of a 'majority of the outstanding voting securities' of the Fund, which, as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), means the lesser of
(1) 67% of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares ('Majority Vote').

     If an enclosed proxy is properly executed and returned in time to be voted at a Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted 'for' the matters listed in the accompanying Notice of Special Meeting of Shareholders and 'for' any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote (sometimes called a broker 'non-vote' (that is, a proxy from a broker or nominee indicating that this person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power)), or is marked with an abstention (collectively,

'abstentions'), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote 'for' or 'against' a matter and will be disregarded in determining the 'votes cast' on an issue. Therefore, abstentions will have the same effect as a vote 'against' the proposal.

     Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trust, GE Investment Services Inc. ('GEIS'), the distributor of shares of the Fund; GE Investment Management Incorporated ('GEIM'), the investment adviser and administrator of the Fund; and/or State Street Bank and Trust Company ('State Street'), the transfer agent for the Fund. In addition, the Fund has retained Shareholder Communications Corporation to assist in the solicitation of proxies, at an estimated cost of $1,000.00 (depending on the extent of services provided). The costs of the proxy solicitation and expenses incurred in connection with the preparation of this proxy statement and its enclosures will be borne by GEIM and not by the Fund.

     Under the By-Laws of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of thirty percent (30%) of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on any one of the proposals in this proxy statement for the Fund prior to any adjournment if sufficient votes with respect to that proposal have been received for approval. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

                                   BACKGROUND

     The Meeting has been called by the Board in connection with the proposed transaction by which GE Funds will acquire all or substantially all of the assets (the 'IT Assets') of Investors Trust. The acquisition of the IT Assets is referred to herein as the 'Transaction.' As discussed below, shareholders are being asked to consider proposals relating to new arrangements arising out of the Transaction.

THE TRANSACTION

     GE Funds, on behalf of GE Tax-Exempt Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Mid-Cap Growth Fund and GE Value Equity Fund (each an 'Acquiring Fund' and collectively, the 'Acquiring Funds'), entered into an Agreement and Plan of Reorganization (the 'Agreement') with Investors Trust, on behalf of Investors Trust Tax Free Fund, Investors Trust Government Fund, Investors Trust Adjustable Rate Fund, Investors Trust Growth Fund and Investors Trust Value Fund (each an 'Acquired Fund' and collectively, the 'Acquired Funds'), dated as of July 24, 1997, that provides for the acquisition by each Acquiring Fund of all or substantially all of the assets of the corresponding Acquired Fund. Under the terms of the Agreement, each share of an Acquired Fund is exchanged for shares of equal value in the corresponding Acquiring Fund upon consummation of the Transaction. In connection with the Transaction, shareholders of the Investors Trust Tax Free Fund (the 'IT Tax Free Fund') will become shareholders of the Fund. Unless waived by the parties to the Transaction, approval by the shareholders of the Fund of the proposals hereinafter described is a prerequisite to completion of the Transaction.

GEIM

     GEIM, located at 3003 Summer Street, Stamford, Connecticut 06905, serves as the investment adviser and administrator of the Fund. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of General Electric Company ('GE') and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the 'Advisers Act').

     In addition to GE Funds, GEIM has served as the investment adviser of the U.S. Government Money Market Fund and U.S. Treasury Money Market Fund of Financial Investors Trust, since March 1997, and the investment portfolios of GE Investments Funds, Inc., which are currently offered to insurance company separate accounts that fund certain variable annuity and variable life contracts, since May 1997. GEIM has served as sub-investment adviser to PaineWebber Global Equity Fund of PaineWebber Investment Trust since its inception in 1991, the Global Growth Portfolio of PaineWebber Series Trust and the Global Small Cap Fund Inc. since March 1995, the International Equity Portfolio and U.S. Equity Portfolio of WRL Series Fund, Inc., since January 1997, and the International Equity Portfolio of IDEX Series Fund, since February 1997. GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ('GEIC' and together with GEIM, 'GE Investments'), which like GEIM is a wholly-owned subsidiary of GE, and which acts as the investment adviser of Elfun Global Fund, Elfun Trusts, Elfun Income Fund, Elfun Money Market Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund (collectively, the 'Elfun Funds'). The first Elfun Fund, Elfun Trusts, was established in 1935. Investment in the Elfun Funds is generally limited to regular and senior members of the Elfun Society, whose regular members are selected from active employees of GE and/or its majority-owned subsidiaries, and whose senior members are former regular members who have retired from those companies. In addition, under the General Electric Savings and Security Program, GEIC serves as investment adviser to the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund. GEIC also serves as the investment adviser to the General Electric Pension Trust. Through GE Investments and its predecessors, GE has more than 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of June 30, 1997, in excess of $58 billion, of which more than $12 billion is invested in mutual funds.

     As the Fund's current investment adviser, GEIM, subject to the supervision and direction of the Board, manages the Fund's portfolio in accordance with its investment objective and stated policies, makes investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio transactions. As the Fund's administrator, GEIM furnishes the Fund with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by GE Funds; prepares reports to the shareholders of the Fund; and assists in the preparation of tax returns and reports to and filings with the Securities and Exchange Commission (the 'SEC') and state securities law authorities. GEIM also pays the salaries of all personnel employed by both it and GE Funds and provides the Fund with investment officers who are authorized by the Board to execute purchases and sales of securities on behalf of the Fund. The Fund pays GEIM fees for advisory and administration services provided by GEIM to the Fund that are accrued daily and paid monthly at the annual rate of .35% of the value of the Fund's average daily net assets.

     Since July 18, 1996, GEIM has voluntarily agreed to waive its advisory and administration fee with respect to the Fund. GEIM has determined that such waiver will cease on or prior to the consummation of the Transaction described above. For the fiscal year ended September 30, 1996 the Fund paid GEIM $42,029 for advisory and administration services provided by GEIM to the Fund.

     The agreements governing the investment advisory services furnished to GE Funds by GEIM provide that, if GEIM ceases to act as the investment adviser to GE Funds, at GEIM's request, GE Funds' license to use the initials 'GE' will terminate and GE Funds will change its name and the name of the Fund to a name not including the initials 'GE.'

     GEIC currently manages Elfun Tax-Exempt Income Fund, a mutual fund with substantially similar investment objectives and policies to those of the Fund:

                                                   SIZE AS OF               RATE OF             SUBJECT TO VOLUNTARY
NAME OF COMPANY OR PORTFOLIO                     MARCH 31, 1997         COMPENSATION(1)          EXPENSE LIMITATION
----------------------------                     --------------         ---------------         --------------------
Elfun Tax-Exempt Income Fund(2)                  $1,287,795,470    Costs incurred, currently             No
                                                                   calculated to be .06%

------------------
(1) As a percentage of average daily net assets of the Fund.
    Fees include compensation for administrative services.

(2) Investment in Elfun Tax-Exempt Income Fund is generally limited to regular and senior members of the Elfun Society (see discussion under "GEIM").

     GEIM's principal executive officers and directors are shown below. The address of each, as it relates to his or her duties at GEIM, is 3003 Summer Street, Stamford, Connecticut 06905.

                          NAME                                              PRINCIPAL OCCUPATION
                          ----                                              --------------------
John H. Myers--Chairman of the Board of Directors,
  CEO...................................................  Chairman and President, GEIM
Eugene K. Bolton--Director..............................  Executive Vice President, GEIM
Michael J. Cosgrove--Director...........................  Executive Vice President, GEIM
Ralph R. Layman--Director...............................  Executive Vice President, GEIM
Alan M. Lewis--Director.................................  Executive Vice President, General Counsel and Secretary, GEIM
Robert A. MacDougall--Director..........................  Executive Vice President, GEIM
Geoffrey R. Norman--Director............................  Executive Vice President, GEIM
Thomas Skzutak--Director................................  Executive Vice President, GEIM
Don W. Torey--Director..................................  Executive Vice President and Chief Financial Officer, GEIM

BROWN BROTHERS

     Brown Brothers Harriman & Co. ('Brown Brothers'), 59 Wall Street, New York, New York 10005, has been recommended by GEIM to act as investment sub-adviser of the Fund. Brown Brothers managed total assets in excess of $25 billion as of June 30, 1997. Currently, Brown Brothers serves as sub-adviser to the Investors Trust Tax Free Fund which, as noted above, is proposed to be combined with the GE Tax-Exempt Fund as part of the Transaction.

     As investment sub-adviser, Brown Brothers would assume responsibility from

GEIM for the actual investment of the Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the oversight and supervision of GEIM and the Board of Trustees. Brown Brothers will consult with GEIM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics, such as average weighted maturity of the portfolio, duration of the Fund's portfolio and the quality of investments held by the Fund. Pursuant to the Sub-Advisory Agreement, GEIM will have the right to terminate the Sub-Advisory Agreement upon 60 days' written notice to Brown Brothers.

     If the Sub-Advisory Agreement is approved, overall portfolio management strategy for the Fund would be determined by Brown Brothers. Barbara A. Brinkley, a Manager of Brown Brothers and a member of its U.S. Bond Policy Group and its Fixed Income Credit Committee, would serve as the portfolio manager of the Fund. Ms. Brinkley has been employed by Brown Brothers since 1976. Throughout her career with Brown Brothers, and during her previous four years with American Re-Insurance Company, Ms. Brinkley has specialized as a municipal bond credit analyst, trader and portfolio manager. Ms. Brinkley is a member and former chairman of the Municipal Analysts Group of New York, and is a member of the Fixed Income Analysts Society, Inc. Ms. Brinkley holds a B.A. degree from Smith College.

     For its services under the Sub-Advisory Agreement, Brown Brothers would receive from GEIM a fee, payable monthly, based upon the Fund's average daily net assets equal to an annual rate of .20% of the first $25 million, .175% of the next $25 million, .15% of the next $50 million, and .125% of the average daily net assets in excess of $100 million. Brown Brothers' fee will be paid out of GEIM's advisory fee, to the extent that such fee is received by GEIM pursuant to the Advisory Agreement.

     Brown Brothers' general partners with significant responsibilities relating to the Fund and the general partners comprising Brown Brothers' executive committee are shown below. The address of each, as it relates to his or her duties at Brown Brothers, is the same as that of Brown Brothers.

                          NAME                                              PRINCIPAL OCCUPATION
                          ----                                              --------------------
Anthony T. Enders.......................................  Managing Partner, Brown Brothers
Donald B. Murphy........................................  Chief Investment Partner, Brown Brothers
Jeffrey A. Schoenfeld...................................  Partner in Charge of Fixed Income Management, Brown Brothers
Eugene C. Rainis........................................  Partner--Fixed Income Investment Management, Brown Brothers
Douglas A. Donahue, Jr..................................  Partner, Brown Brothers
Landon Hilliard.........................................  Partner, Brown Brothers
Peter A. Bartlett.......................................  Partner, Brown Brothers
Elbridge T. Gerry, Jr...................................  Senior Investment Partner, Brown Brothers
Michael W. McConnell....................................  Partner, Brown Brothers
Lawrence C. Tucker......................................  Partner, Brown Brothers


     Listed below is information concerning other mutual funds managed by Brown Brothers that have substantially similar investment objectives and policies to those of the Fund.

                                          SIZE AS OF                    RATE OF                  SUBJECT TO VOLUNTARY
NAME OF COMPANY OR PORTFOLIO            MARCH 31, 1997              COMPENSATION(1)               EXPENSE LIMITATION
----------------------------            --------------              ---------------              --------------------
Investors Trust Tax Free Fund            $ 25,000,000    .30% on the first $20,000,000,                 Yes
                                                         .20% on the next $80,000,000,
                                                         .15% over $100,000,000

59 Wall Street Tax Free Short            $ 60,600,000    .25% investment advisory fee,                  No
  Intermediate Fund                                      .15% administration fee, .25%
                                                         shareholder service fee

------------------------
(1) As a percentage of average daily net assets of the portfolio.

                                   PROPOSALS

PROPOSAL 1: APPROVAL OF AN AMENDED AND RESTATED INVESTMENT ADVISORY AND
            ADMINISTRATION AGREEMENT WITH GEIM CONTAINING THE SAME FEES AND SUBSTANTIVELY SIMILAR MATERIAL TERMS AND CONDITIONS AS ITS CURRENT INVESTMENT ADVISORY AGREEMENT WITH GEIM, EXCEPT FOR PROVIDING THAT GEIM MAY DELEGATE CERTAIN OF ITS DUTIES INCLUDING ITS INVESTMENT ADVISORY RESPONSIBILITIES TO A SUB-ADVISER

     The Board recommends that shareholders of the Fund approve an amended and restated investment advisory and administration agreement between the Fund and GEIM (the 'New Advisory Agreement'), which permits GEIM to delegate certain investment advisory responsibilities to an investment sub-adviser for the Fund. The New Advisory Agreement was unanimously approved by the Board, including all of the Trustees who are not 'interested persons' of the Trust (the 'Independent Trustees'), as that term is defined in the 1940 Act, at a meeting held on June 4, 1997. The Fund will pay the same fees under its New Advisory Agreement as under its current advisory agreement (the 'Current Advisory Agreement'), and from this fee GEIM will pay the sub-adviser. The other material terms and conditions of the New Advisory Agreement will be substantively similar to those of the Current Advisory Agreement which was approved by the Fund's initial shareholder on January 4, 1993. Under the current advisory agreement the Fund pays GEIM an annual investment advisory fee of .35% of the Fund's average net assets. During the past fiscal year the Fund has paid GEIM $42,029 under the Current Advisory Agreement.


THE CURRENT ADVISORY AGREEMENT

     With the exception of permitting the use of investment sub-advisers, the provisions of the New Advisory Agreement are substantially the same as those of the Current Advisory Agreement. Under the terms of the Current Advisory Agreement, subject to the supervision and direction of the Board, GEIM, as the investment adviser, provides investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies. Thus, GEIM currently provides investment research and supervision of the Fund's investments and conducts a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. GEIM furnishes to the Fund such statistical information with respect to the investments that the Fund may hold or contemplate purchasing as the Fund may reasonably request. GEIM determines the securities to be purchased or sold by the Fund and places purchase and sale orders.

     GEIM, at its own expense, maintains sufficient staff, and employs or retains sufficient personnel and consults with any other persons that it determines may be necessary or useful to the performance of its obligations under the Current Advisory Agreement. In its capacity as administrator for the Trust, GEIM maintains the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies).

     GEIM bears the cost of rendering the investment management, supervisory and administrative services performed by it under the Current Advisory Agreement and, at its own expense, pays the salaries of all officers and employees who are employed by both it and the Trust. GEIM provides the Fund with investment officers who are authorized by the Trust's Board of Trustees to execute purchases and sales of securities on behalf of the Fund and employs a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund. Other expenses incurred in the operation of the Fund and not specifically borne by GEIM are borne by the Fund, including: shareholder servicing and distribution fees under the terms of the shareholder servicing and distribution plan adopted by the Trust with respect to the Fund pursuant to Rule l2b-1 (the 'Plan') under the

Investment Company Act of 1940, as amended (the '1940 Act'); charges and expenses of any registrar, the costs of custody, transfer agency and recordkeeping services in connection with the Fund; brokerage fees and commissions; taxes; registration costs of the Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing of prospectuses describing the Fund and supplements to those prospectuses to regulatory authorities and the Fund's shareholders; all expenses incurred in conducting meetings of the Fund's shareholders and meetings of the Trust's Board of Trustees relating to the Fund, including fees paid to members of the Trust's Board of Trustees who are not affiliated with GEIM or any of its affiliates; all expenses incurred in preparing, printing and mailing proxy statements and reports to shareholders of the Fund; fees and travel expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not employees of GEIM, or any of its affiliates; all expenses incident to any dividend, withdrawal or redemption options provided to Fund shareholders; charges and expenses of any outside service used for pricing the Fund's portfolio securities and calculating the net asset value of the Fund's shares; fees and expenses of legal counsel, including counsel to the members of the Trust's Board of Trustees who are not interested persons of the Fund, or GEIM, and independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.

     Under the Current Advisory Agreement, GEIM agrees that if in any fiscal year the aggregate expenses of the Fund (including advisory fees but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, GEIM will reimburse the Trust up to the amount of the Fund's investment advisory fee. Any expense reimbursement will be estimated, reconciled and paid on a monthly basis.

     The Current Advisory Agreement provides that GEIM will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

THE NEW ADVISORY AGREEMENT

     Under the New Advisory Agreement with GEIM that is proposed to replace the Current Advisory Agreement, the Fund will pay the same fees as under the Current Advisory Agreement. The other material terms and conditions of the New Advisory Agreement are substantively similar to those of the Current Advisory Agreement except as noted below. The form of New Advisory Agreement proposed to be implemented for the Fund is attached as Appendix A.

     The New Advisory Agreement differs from the Current Advisory Agreement in the following material respect:

          o The New Advisory Agreement provides explicit authority for GEIM to delegate its duties under the Agreement at GEIM's expense. Any such arrangement, however, would require compliance with Section 15 of the 1940 Act. See 'Sub-Advisory Agreement' below.

     If the New Advisory Agreement and the Sub-Advisory Agreement are approved by shareholders, the New Advisory Agreement will become effective on the date the Transaction is effected, expected to be on or about September 26, 1997, and will remain in effect for an initial two-year term. Thereafter, the New Advisory Agreement will continue in effect if it is approved at least annually by a majority vote of the Fund or by the

Trust's Board, provided that in either event continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement is terminable without penalty on 60 days' written notice by the Board of Trustees, a Majority Vote of the Fund or by GEIM. The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

PROPOSAL 2: APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN GEIM AND BROWN BROTHERS

     The shareholders of the Fund will be asked at the Meeting to approve a Sub-Advisory Agreement (the 'Sub-Advisory Agreement') between GEIM and Brown Brothers with respect to the Fund. The Sub-Advisory Agreement was unanimously approved by the Board, including all of the Independent Trustees, at a meeting held on June 4, 1997. GEIM, as investment adviser to the Fund, had recommended to the Board that the Fund retain Brown Brothers to serve as the investment sub-adviser for the Fund. The form of Sub-Advisory Agreement is attached as Appendix B. THE SUB-ADVISORY AGREEMENT WILL NOT IN ANY MANNER INCREASE THE FEES OTHERWISE INCURRED BY FUND SHAREHOLDERS.

     The Fund commenced investment operations on February 26, 1993 with GEIM serving as the Fund's investment adviser from that date. The Fund focuses its investments on debt obligations the interest from which is, in the opinion of issuers' counsel, excluded from gross income for federal income tax purposes ('Municipal Obligations'), as described more fully in its prospectus. In connection with the Transaction, GE Tax-Exempt Fund will acquire all of the assets and assume certain liabilities of the IT Tax Free Fund. Upon consummation of the Transaction it is proposed that the Fund conform its investment objectives and policies to those of the IT Tax Free Fund. The IT Tax Free Fund is currently sub-advised by Brown Brothers and, because of its familiarity with the portfolio investments of the IT Tax Free Fund, extensive experience and favorable performance record, GEIM believes it would be advantageous to retain Brown Brothers as sub-adviser to the Fund upon consummation of the Transaction. Therefore, GEIM has recommended, and the Trust's Board of Trustees has approved, that the Fund retain Brown Brothers as investment sub-adviser. The fee paid to Brown Brothers will be paid by GEIM out of its advisory fee from the Fund.

     The Fund's other service agreements will not be affected by the Sub-Advisory Agreement. Currently, the Fund employs GEIS, a subsidiary of GEIM, as distributor of the shares of the Fund. The address of GEIS is 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. The Fund employs State Street as transfer agent and custodian of the Fund's assets. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02101.

     The Sub-Advisory Agreement as approved by the Board is now being submitted for approval by the shareholders of the Fund. If it is approved by a Majority Vote of the outstanding shares of the Fund, it will become effective upon the closing of the Transaction and will continue in effect for an initial two-year term and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund should fail to approve the Sub-Advisory Agreement, the Board shall consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

SUB-ADVISORY AGREEMENT

     If the Sub-Advisory Agreement with Brown Brothers is approved by a Majority Vote of the Fund's outstanding shares, Brown Brothers will become the sub-adviser of the Fund. The services of Brown Brothers under the Sub-Advisory Agreement are not exclusive; Brown Brothers has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect Brown Brothers' ability to perform its services under the Sub-Advisory Agreement.

     Subject to the oversight and supervision of GEIM and the Board, the Sub-Advisory Agreement requires Brown Brothers, to provide a continuous investment program for the Fund's assets, including research and management. The Sub-Adviser will carry out its responsibilities in compliance with: (a) the Fund's investment objective, policies and restrictions as set forth in the Fund's prospectus and statement of additional information, (b) the Funds' Declaration of Trust and By-Laws; (c) such policies, procedures or directives as the Board may from time to time establish or issue, and (d) applicable law and regulations.

     In connection with the Sub-Advisory Agreement, Brown Brothers will:

          (i) determine whether to purchase, retain or sell interests of the types permissible under the Fund's investment objectives and policies as set forth in the Fund's current prospectus and statement of additional information (which will be conformed substantially to the investment objectives and policies of the IT Tax Free Fund upon consummation of the Transaction). Brown Brothers may take all actions which it considers necessary to implement the investment objective and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund;

          (ii) assist the Board in determining the fair value of any illiquid portfolio securities and assist the Trust's accounting services agent or GEIM to obtain independent sources of market value for all other portfolio securities; and

          (iii) provide reports to the Board for consideration at quarterly meetings of the Board on the Investments and furnish GEIM and the Board with such periodic and special reports as the Fund or GEIM may reasonably request.

     In connection with the performance of the services of Brown Brothers as provided for in the Sub-Advisory Agreement, Brown Brothers may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to register as investment advisers under the Advisers Act, provided that Brown Brothers shall remain liable for the performance of its duties.

     In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Advisory Agreement between GEIM and Brown Brothers directs Brown Brothers at all times to seek to obtain the best execution and price within the policy guidelines determined by the Board and set forth in the Trust's Registration Statement. In addition, to seeking the best price and execution, to the extent covered by Section 28(e) of the Exchange Act, the Sub-Advisory Agreement also authorizes Brown Brothers to consider research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund. The fees under the investment advisory agreement relating to the Fund will not be reduced by reason of the Fund's receiving brokerage and research services. The

Trust's Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

     The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, it may be terminated without penalty by GEIM upon 60 days' written notice to Brown Brothers, and by Brown Brothers upon 60 days' written notice to GEIM; or by the Fund, upon the vote of a majority of the Board or a Majority Vote of the Fund, upon 60 days' written notice to Brown Brothers.

     Brown Brothers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by GEIM in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.

     If the Sub-Advisory Agreement and the New Advisory Agreement are approved by shareholders of the Fund, the Sub-Advisory Agreement will become effective on the date the Transaction is effected and will remain in effect for an initial two-year term. Thereafter, the new Sub-Advisory Agreement will continue in effect if it is approved at least annually by a Majority Vote of the Fund or by the Fund's Board, provided that in either event continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

     Under the Sub-Advisory Agreement, GEIM will pay Brown Brothers a fee,

payable quarterly, based on the aggregate average daily net assets of the Fund, at the following annual rates:

            .20% of the first $25,000,000; .175% of the next $25,000,000; .15%
            of the next $50,000,000; and .125% of amounts in excess of $100,000,000.

     The fee for the period from the date of the Sub-Advisory Agreement to the end of the quarter during which the Sub-Advisory Agreement commences shall be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of the Sub-Advisory Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. GEIM WILL PAY BROWN BROTHERS THIS SUB-ADVISORY FEE OUT OF ITS OWN ASSETS. BROWN BROTHERS SHALL HAVE NO RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM THE FUND FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MAY LOOK SOLELY TO GEIM FOR PAYMENT OF FEES DUE.

PROPOSAL 3: APPROVAL OF THE RECLASSIFICATION, MODIFICATION AND/OR ADDITION OF
            CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO CONFORM THEM TO THE IT TAX FREE FUND.

     The 1940 Act requires a registered investment company, like the Fund, to have certain specific investment policies that can be changed only by a Majority Vote. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as 'fundamental' policies. (In this proxy statement, the word 'restriction' or 'limitation' is sometimes used to describe a policy.) Certain fundamental policies have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions that are no longer in effect. Other restrictions have been adopted to reflect an adviser's preferred portfolio management style. Accordingly, and in conjunction with the proposal to approve Brown Brothers as sub-adviser to the Fund, the Board authorized a review of the Fund's fundamental policies with the goal of simplifying, modernizing and conforming the fundamental policies to those currently in place in the IT Tax Free Fund which is currently sub-advised by Brown Brothers and will transfer all of its assets to the Fund at the consummation of the Transaction. Non-fundamental policies can be changed by the Board without shareholder approval, subject to compliance with applicable SEC disclosure requirements.

     This proposal seeks shareholder approval of changes that are intended to accomplish the foregoing goal. By reducing to a minimum those policies that can be changed only by shareholder vote, the Fund would be able to avoid the costs and delay associated with a shareholder meeting and the Board believes that the adviser's and sub-adviser's ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities generally will be increased.


     If this proposal is approved by shareholders at the meeting, the Fund's prospectus and statement of additional information will be amended or supplemented in order to reflect the elimination, amendment and/or reclassification of the investment policies. Shareholders will be notified by the Fund of any future investment policy changes, either in the Fund's prospectus or statement of additional information, which are updated at least annually, or in other Fund correspondence.

A. MODIFICATION OF THE FUND'S INVESTMENT POLICY:

     The Fund currently seeks as high a level of current income exempt from federal income taxation as is consistent with prudent investment management and preservation of capital. The Fund operates subject to a fundamental policy providing that, under normal conditions, it invest at least 80% of its net assets in Municipal Obligations the income from which is not a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax.

     The Board has approved a proposal to modify the Fund's investment policy to conform it to the objective of the IT Tax Free Fund. This change involves replacing the requirement that at least 80% of the Fund's net assets be in Municipal Obligations the income from which is not a specific tax preference item for purposes of the Federal individual and corporate alternative minimum tax with the requirement that at least 80% of the income generated by the Fund is exempt from federal personal income taxes and federal alternative minimum tax. GEIM and Brown Brothers do not expect that this change will have any actual material effect on the Fund's portfolio holdings.

B. RECLASSIFICATION AS NON-FUNDAMENTAL SOME OF THE FUND'S FUNDAMENTAL POLICIES:

     The Fund's fundamental policies include the policies listed below which are not required to be fundamental and are overbroad in the current regulatory and market environment. In order to simplify the investment restrictions and conform them to those of the IT Tax Free Fund, the Board has approved a proposal to reclassify the following policies as non-fundamental. If approved by the shareholders, the policies listed below would be reclassified as non-fundamental and could be changed by vote of the Board in response to regulatory or market developments without further approval by shareholders:

          1. The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

          In addition to being reclassified as non-fundamental, this investment restriction is also proposed to be modified to state that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

          2. The Fund may not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

          3. Whenever borrowings, including reverse repurchase agreements, of 5% or more of the Fund's total assets are outstanding, the Fund will not make any additional investments.

C. MODIFICATION OF EXISTING FUNDAMENTAL INVESTMENT RESTRICTIONS:

     The Board has also approved the following modifications to the following existing fundamental investment restrictions to conform them to those of the IT Tax Free Fund:

          1. The Fund currently operates subject to a fundamental investment restriction that prohibits the Fund from purchasing securities (other than securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ('Government Securities')) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

          This fundamental investment restriction is proposed to be modified to
     (a) state that the Fund will not invest more than 5% of its total assets in the securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities, and options thereon) , and (b) delete the exception with respect to 25% of the Fund's total assets and the reference to foreign government securities, thus making the diversification standard applicable to 100%, rather than only 75% of the Fund's portfolio.

          2. The Fund also currently operates subject to a fundamental investment restriction which prohibits the Fund from purchasing more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of an issuer, except that (a) this limitation is not applicable to the Fund's investments in Government Securities and (b) up to 25% of the value of the assets of the Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies are treated as a single issuer for purposes of this restriction.

          This investment restriction is proposed to be modified to (a) prohibit the Fund from purchasing more than 10% of any class of securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities), and (b) delete the reference to foreign government securities and the 25% exception that is currently in the restriction.


          3. The Fund may not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

          This investment restriction is proposed to be modified to state that:
     (a) the Fund may not borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes; and (b) this restriction shall not prohibit entry into reverse repurchase agreements if as a result the Fund's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements). In addition, in a separate proposal (see Proposal 3.B above), the restriction on the Fund's ability to make additional investments when borrowings in excess of 5% of the Fund's total net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding is proposed to be reclassified from a fundamental restriction to a non-fundamental restriction.

          4. The Fund may not lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value,
     (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

          This investment restriction is proposed to be modified to state that the Fund may not make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) lending portfolio securities in an amount not to exceed 5% of the Fund's net assets, (c) entering into repurchase agreements (not more than one-third of the current market value of the Fund's total assets shall constitute secured 'loans' by the Fund under repurchase agreements), (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) investing in variable rate demand notes.


D. PROPOSED NEW FUNDAMENTAL RESTRICTIONS:

     In addition to the above modifications and reclassifications, the Board has also approved, and shareholder approval is sought for the addition of the following fundamental investment restriction:

     The Fund may not issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act or as permitted by SEC exemptive orders or rules.

REQUIRED VOTE

     Approval of the Fund's New Advisory Agreement and the Sub-Advisory Agreement and the reclassification, modification and addition of certain fundamental investment policies each requires a Majority Vote of the shareholders of the Fund. The Current Advisory Agreement and investment policies will remain in effect until the New Advisory Agreement and Sub-Advisory Agreement, or other definitive investment advisory arrangements, are approved by shareholders and effective. If Proposals 1, 2 and 3 are approved by shareholders of the Fund, they will become effective as of the consummation of the Transaction, and the Current Advisory Agreement will automatically terminate as of that time. If either the New Advisory Agreement or the Sub-Advisory Agreement is disapproved by shareholders, GEIM will continue to serve as investment adviser to the Fund under the Current Advisory Agreement for a period of time pending other definitive action by the Fund's Board and shareholders for the fee contemplated under the Current Advisory Agreement.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE (1) 'FOR' APPROVAL OF THE FUND'S NEW ADVISORY AGREEMENT, (2) 'FOR' APPROVAL OF THE FUND'S SUB-ADVISORY AGREEMENT AND (3) 'FOR' APPROVAL OF THE AMENDMENTS TO THE FUND'S INVESTMENT POLICY AND FUNDAMENTAL INVESTMENT RESTRICTIONS.

                               OTHER INFORMATION

BROKERAGE

     During the most recent fiscal year of the Fund there have been no brokerage transactions involving the Fund and any affiliated broker.

ANNUAL REPORTS

     The Fund will furnish, without charge, a copy of its Annual Report, and any subsequent semi-annual report, upon request to the Fund at 3003 Summer Street, Stamford, Connecticut 06905, telephone (203) 326-4040.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, c/o GE Investment Management Incorporated, 3003 Summer Street, Stamford, Connecticut 06905.

SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund or for any other purpose.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

July 29, 1997

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                    APPENDIX A

                                    FORM OF
                                    GE FUNDS

                               GE TAX-EXEMPT FUND

                    AMENDED AND RESTATED INVESTMENT ADVISORY
                          AND ADMINISTRATION AGREEMENT

                                                                          , 1997

GE Investment Management Incorporated
3003 Summer Street
P.O. Box 7900
Stamford, Connecticut 06904

Ladies and Gentlemen:

     GE Funds, a business trust organized under the laws of The Commonwealth of Massachusetts (the 'Trust'), confirms its agreement with GE Investment Management Incorporated ('GEIM') with respect to GEIM's serving as the investment adviser and administrator of GE Tax-Exempt Fund (the 'Fund'), a series of the Trust. Terms not defined herein have the meanings assigned to such terms as set forth in the Trust's Registration Statement on Form N-1A, as amended from time to time (the 'Registration Statement'). GEIM agrees to provide services upon the following terms and conditions:

SECTION 1. SERVICES AS INVESTMENT ADVISER AND ADMINISTRATOR.

     (a) The Trust anticipates that the Fund will employ its capital by investing and reinvesting in investments of the type specified in the Trust's Declaration of Trust dated August 10, 1992, as amended from time to time (the 'Declaration of Trust'), in the Trust's By-Laws, as amended from time to time (the 'By-Laws'), and in the Trust's Registration Statement, and in the manner and to the extent approved by the Board of Trustees of the Trust. Copies of the Registration Statement, the Declaration of Trust and the By-Laws have been submitted to GEIM.

     (b) Subject to the supervision and direction of the Trust's Board of Trustees, GEIM, as the Fund's investment adviser, will manage the Fund's portfolio in accordance with the investment objective and policies of the Fund as stated in the Registration Statement, will make investment decisions for the Fund and will place purchase and sale orders for the Fund's portfolio transactions.

     (c) Subject to the supervision and direction of the Board of Trustees, GEIM, as administrator will (1) furnish the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Trust; (2) prepare reports to the shareholders of the Funds; (3) assist in the preparation of tax returns and reports to and filings with the Securities and Exchange Commission

(the 'Commission') and state securities law authorities.

     (d) GEIM will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this Agreement.

     (e) GEIM will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information GEIM believes is appropriate for this purpose.

     (f) GEIM may delegate all or a portion of its duties under this Agreement.

SECTION 2. SELECTION OF INVESTMENTS ON BEHALF OF THE FUND.

     Unless otherwise set forth in the Registration Statement or directed by the Trust, GEIM will, in selecting brokers or dealers to effect transactions on behalf of the Fund select the best overall terms available. In so doing, GEIM may consider the breadth of the market on the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. GEIM may also consider brokerage and research services provided to the Funds and/or other accounts over which GEIM or its affiliates exercise investment discretion. The Trust recognizes the desirability of GEIM's having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to the Fund than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. The Trust, thus, authorizes GEIM, to the extent permitted by applicable law and regulations, to pay higher brokerage commissions for the purchase and sale of securities for the Fund to brokers who provide supplemental investment and market research and security and economic analyses, subject to review by the Trustees of the Trust from time to time with respect to the extent and continuation of this practice. The Trust understands that the services provided by those brokers may be useful to GEIM in connection with its services to other clients.

SECTION 3. COSTS AND EXPENSES.

     GEIM will bear the cost of rendering the services it is obligated to provide under this Agreement and will, at its own expense, pay the salaries of all officers and employees who are employed by both it and the Trust. GEIM will provide the Fund with investment officers who are authorized by the Trust's Board of Trustees to execute purchases and sales of securities on behalf of the Fund and will employ a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund. Other expenses to be incurred in the operation of the Fund and not specifically borne by GEIM will be borne by the Fund, including: shareholder servicing and distribution fees under the terms of the shareholder servicing and distribution plan adopted by the Trust with respect to the Fund pursuant to Rule 12b-1 (the 'Plan') under the Investment Company Act of 1940, as amended (the '1940 Act'); charges and expenses of any registrar, the costs of custody, transfer agency and recordkeeping services in connection with the Fund; brokerage fees and commissions; taxes; registration costs of the Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing of prospectuses describing the Fund and supplements to those prospectuses to regulatory authorities and the Fund's shareholders; all expenses incurred in conducting meetings of the Fund's shareholders and meetings of the Trust's Board of Trustees relating to the Fund, including fees paid to members of the Trust's Board of Trustees who are not affiliated with GEIM or any of its affiliates; all expenses incurred in preparing, printing and mailing proxy statements and reports to shareholders of the Fund; fees and travel expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not employees of GEIM, or any of its affiliates; all expenses incident to any dividend, withdrawal or redemption options provided to Fund shareholders; charges and expenses of any outside service used for pricing the Fund's portfolio securities and calculating the net asset value of the Fund's shares; fees and expenses of legal counsel, including counsel to the members of the Trust's Board of Trustees who are not interested persons of the Fund, or GEIM, and independent auditors; membership dues of industry associations; interest on Fund borrowings;

postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.

SECTION 4. COMPENSATION.

     In consideration of services rendered pursuant to this Agreement, the Trust will pay GEIM on the Trust's first business day of each month a fee that is accrued daily at the annual rate of .35% of the value of the Fund's average daily net assets for the previous month. For the purpose of determining fees payable to GEIM under this Agreement, the value of the Fund's net assets will be computed in the manner described in the Registration Statement.

SECTION 5. EXCESS EXPENSE REIMBURSEMENT.

     If, in any fiscal year of the Fund, the aggregate expenses of the Fund (including management fees, but excluding interest, taxes, brokerage fees, fees paid with respect to the Fund pursuant to the Plan and, with the prior written consent of the necessary state securities authorities, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, GEIM will reimburse the Trust up to the amount of the Fund's investment advisory fee. The expense reimbursement payable under the terms of this Section 5 will be estimated, reconciled and paid on a monthly basis.

SECTION 6. SERVICES TO OTHER COMPANIES OR ACCOUNTS.

     (a) The Trust understands and acknowledges that GEIM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts and the Trust has no objection to GEIM's so acting, so long as that when the Fund and any account served by GEIM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to the Fund and the account. The Trust recognizes that, in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

     (b) The Trust understands and acknowledges that the persons employed by GEIM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that, nothing contained in this Agreement will be deemed to limit or restrict the right of GEIM or any affiliate of GEIM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

SECTION 7. CONTINUANCE AND TERMINATION OF THE AGREEMENT.

     (a) This Agreement will become effective as of the date hereof and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Trustees of the Trust or (b) by a vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Trustees who are not 'interested persons' (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

     (b) This Agreement is terminable without penalty, by the Trust on not more than 60 nor less than 30 days' written notice to GEIM, by vote of holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, or by GEIM on not more than 60 nor less than 30 days' notice to the Trust.

     (c) This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act or in rules adopted under the 1940 Act).

SECTION 8. FILING OF DECLARATION OF TRUST.

     The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

SECTION 9. LIMITATION OF LIABILITY.

     (a) GEIM will exercise its best judgment in rendering the services described in this Agreement, except that GEIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of GEIM, who may be or become an officer, Trustee, employee or agent of the Trust, will be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering services to, or acting solely for, the Trust and not as an officer, director, employee or agent, or one under the control or direction of, GEIM even though paid by GEIM.

     (b) The Trust and GEIM agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Fund, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of the Trust as provided in the Declaration of Trust. No series of the Trust, including the Fund, will be liable for any claims against any other series.

SECTION 10. DATES.

     This Agreement has been executed by the Trust and GEIM as of           ,
1997.

SECTION 11. MISCELLANEOUS.

     The Trust recognizes that directors, officers and employees of GEIM and its affiliates may from time to time serve as directors, trustees, officers and employees of corporations, partnerships, group trusts and business trusts (including other investment companies) and that such other entities may include the initials 'GE' or the words 'General Electric' as part of their name, and that GEIM or its affiliates may enter into distribution, investment advisory or other agreements with such other corporations and trusts. If GEIM ceases to act as the investment adviser to the Trust, the Trust agrees that, at GEIM's request, the Trust's license to use the initials 'GE' will terminate and that the Trust will cease and discontinue completely further use of such initials and will take all necessary action to change the name of the Trust and the Fund to a name not including the initials 'GE.'

                                   *  *  *  *

     If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy this Agreement.

                                 GE FUNDS


                                 By: __________________________________
                                     Name: Michael J. Cosgrove
                                     Title: Chairman of the Board and President


Accepted:
GE INVESTMENT MANAGEMENT INCORPORATED


By: __________________________________
    Name: Alan M. Lewis
    Title: Executive Vice President

                                                                    APPENDIX B

                                    FORM OF
                                    GE FUNDS

                               GE TAX-EXEMPT FUND

                             SUB-ADVISORY AGREEMENT

     Agreement made as of              , 1997, between GE INVESTMENT MANAGEMENT
INCORPORATED ('GEIM'), a Delaware corporation, and BROWN BROTHERS HARRIMAN & CO. (the 'Sub-Adviser'), a New York partnership (the 'Agreement').

                                    RECITALS

     GEIM has entered into an Amended and Restated Investment Advisory and Administration Agreement dated as of the date hereof ('Advisory Agreement'), with GE Funds ('Trust'), an open-end management investment company registered under the Investment Company Act of 1940, as amended ('1940 Act'), with respect to GE Tax-Exempt Fund ('Fund'), a series of the Trust;

     Pursuant to Section 1(f) of the Advisory Agreement, GEIM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

     GEIM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEIM and the Fund, and the Sub-Adviser is willing to furnish those services; and

     GEIM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties agree as follows:

     1. Appointment. GEIM hereby appoints the Sub-Adviser as a sub-investment adviser with respect to the Fund's assets for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Duties as Sub-Adviser.

     (a) Subject to the oversight and supervision of GEIM and the Board, the Sub-Adviser will provide a continuous investment program for the Fund's assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for Fund investments. The Sub-Adviser will consult with GEIM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics such as the average weighted maturity of the Fund's portfolio, duration of the Fund's portfolio and the quality of Fund investments. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's current Registration Statement on Form N-1A and any amendments or supplements thereto (the 'Registration Statement') and the Trust's Declaration of Trust and By-Laws ('Constituent Documents'). In this connection and in connection with the further duties set forth in paragraphs 2(b)-(g) below, the Sub-Adviser shall provide GEIM and the Board with such periodic reports and documentation as GEIM or the Board shall request regarding the Sub-Adviser's management of the Fund's assets and compliance with the Registration Statement and all requirements hereunder.

     (b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (1) the Fund's investment objective, policies and restrictions as set forth in the Registration Statement, (2) the Constituent Documents, (3) such policies, procedures or directives as the Board may from time to time establish or issue, and (4) applicable law and related regulations. In particular, in carrying out its duties as Sub-Advisor, Sub-Adviser shall make every effort to ensure the Fund continuously qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). GEIM shall promptly notify the Sub-Adviser of changes to (1), (2) or (3) above and shall notify the Sub-Adviser of changes to (4) above promptly after it becomes aware of such changes.

     (c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objective and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers selected by it, and to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement.

     In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934 (the '1934 Act'), the Sub-Adviser is also authorized to take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. The Sub-Adviser is also authorized to use soft-dollar services as requested by the Board from time to time. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account.

     (d) Subject to: (1) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (2) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the 'Advisers Act'), (3) the provisions of the 1934 Act, and (4) other applicable provisions of law; the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEIM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trust for such services in addition to the Sub-Adviser's fees for services under this Agreement.

     (e) The Sub-Adviser will maintain all books and records required to be maintained by the Trust pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund, and will furnish the Board and GEIM with such periodic and special reports as the Board or GEIM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

     (f) At such times as shall reasonably be requested by the Board or GEIM, the Sub-Adviser will provide the Board and GEIM with economic and investment analyses and reports as well as quarterly reports setting forth the Fund's performance and make available to the Board and GEIM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund's investments.

     (g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities and will assist the Trust's accounting services agent or GEIM to obtain independent sources of market value for all other portfolio securities.

     3. Further Duties.  In all matters relating to the performance of this

Agreement, the Sub-Adviser will act in conformity with the Constituent Documents and Registration Statement and with the written instructions and directions of the Board and GEIM and will comply with the requirements of the 1940 Act, the Advisers Act, the rules under each, and Subchapter M of the Code as applicable to regulated investment companies. In addition, the Sub-Adviser will act in conformity with all other applicable federal and state laws and regulations. GEIM agrees to provide to the Sub-Adviser copies of the Constituent Documents, Registration Statement and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

     4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its sub-investment advisory services under this Agreement.

     5. Compensation.

     For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, the Adviser shall pay the Sub-Adviser no later than the twentieth (20th) business day following the end of each calendar month a fee based on the average daily net assets of the Fund at the following annual rates:

    .20% of the first $25,000,000; .175% of the next $25,000,000; .15% of the next $50,000,000; and .125% of amounts in excess of $100,000,000.

     The Sub-Adviser's fee shall be paid by GEIM out of GEIM's advisory fee, to the extent such fee is received by GEIM pursuant to the Advisory Agreement. The Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

     During any period when the determination of net asset value is suspended, the net asset value of the Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

     6. Limitation Of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by GEIM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     7. Indemnification.


     (a) GEIM agrees to indemnify the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended ('1933 Act'), for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that the Sub-Adviser has been found to be without fault and GEIM has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of GEIM.

     (b) The Sub-Adviser agrees to indemnify GEIM, its officers and directors, and any person who controls GEIM within the meaning of Section 15 of the 1933 Act for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that GEIM has been found to be without fault and the Sub-Adviser has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of the Sub-Adviser.

     8. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

     (a) The Sub-Adviser (i) is a 'bank' as defined by the Advisers Act and therefore is exempt from registration under the Advisers Act and will continue to be a 'bank' as defined by the Advisers Act and exempt from registration under the Advisors Act for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEIM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) is either registered as a Commodity Trading Adviser under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is exempt from such registration; and (vii) is duly organized and validly existing under the Laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted.

     (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide GEIM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a general partner of the Sub-Adviser shall certify to GEIM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of GEIM, the Sub-Adviser shall permit GEIM, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule

17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

     (c) The Sub-Adviser will notify GEIM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, including in particular portfolio management personnel responsible for the Fund's assets, in each case prior to or promptly after such change.

     9. Representations and Warranties of GEIM. GEIM represents, warrants and agrees that GEIM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by the Advisory Agreement;
(iv) has the authority to enter into and perform the services contemplated by the Advisory Agreement and the execution, delivery and performance by GEIM of the Advisory Agreement does not contravene or constitute a default under any agreement binding upon GEIM; (v) will promptly notify the Adviser of the occurrence of any event that would disqualify GEIM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and
(vii) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

     10. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and GEIM pursuant to Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     11. Duration and Termination.

     (a) This Agreement shall become effective upon the date first above written
and will continue in effect until             , 1999 and will continue
automatically thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not 'interested persons' (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

     (b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEIM: (i) upon 60 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 8 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days' written notice to GEIM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or opinion of counsel permitting it to modify the Agreement without such vote).

     13. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms 'majority of the outstanding voting securities,' 'affiliated person,' 'interested person,' 'assignment,' 'broker,' 'investment adviser,' 'net assets,' 'sale,' 'sell' and 'security' shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


Attest:                                 GE INVESTMENT MANAGEMENT INCORPORATED

                                        By: ____________________________________
                                           Name:
                                           Title:

Attest:                                 BROWN BROTHERS HARRIMAN & CO.

                                        By: ____________________________________
                                           Name:
                                           Title:

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY                                                                      PROXY

                              GE TAX-EXEMPT FUND
                             a separate series of
                                   GE FUNDS

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above named Fund, a separate series of GE Funds, hereby appoints Matthew J. Simpson and Jeffrey A. Groh, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the above named Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the above named Fund to be held at the Tara Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905 on September 15, 1997 at 4:00 p.m., Eastern Time and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 29, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. If joint
                                       owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                       DATE:                              , 1997
                                            ------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s) Title(s), if applicable    F

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AS SIGNED ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: /X/

1. Approval of a new Amended and Restated Investment Advisory and Administration agreement between GE Funds, on behalf of GE Tax-Exempt Fund, and GE Investment Management Incorporated ("GEIM"), containing the same fees and substantively similar material terms and conditions as its current investment advisory agreement, except that it permits GEIM to delegate certain of its duties including its investment advisory responsibilities to a sub-adviser.

               FOR  / /         AGAINST / /         ABSTAIN / /

2. Approval of a sub-advisory agreement between GEIM and Brown Brothers Harriman & Co.

               FOR  / /         AGAINST / /         ABSTAIN / /

3. Approval of the reclassification, modification and addition of certain fundamental investment policies.

               FOR  / /         AGAINST / /         ABSTAIN / /


                                                                               F